INCOME TAXES	12 Months Ended
Sep. 30, 2025
INCOME TAXES
INCOME TAXES

NOTE 7. INCOME TAXES

The Company is subject to taxation in multiple jurisdictions, including the British Virgin Islands ("BVI") until redomiciliation, Hong Kong (historically), the People’s Republic of China ("PRC") (historically), and the United States (currently).

Jurisdiction-Specific Tax Status

Jurisdiction	Status and Rate	Tax Provision for FY 2025, 2024, 2023
British Virgin Islands (BVI)	UMeWorld Limited (prior to redomiciliation) was exempt from BVI income tax.	No provision recorded.
United States	Dagola Inc. (Wyoming subsidiary) is subject to U.S. federal and state income taxes.	No current tax expense recorded due to operating losses. Deferred tax assets are fully offset by a valuation allowance.

Deferred Tax Assets and Valuation Allowance

The Company uses the asset and liability method for accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Due to the Company's history of recurring operating losses and uncertainty regarding the ability to generate future taxable income sufficient to utilize its net operating loss (NOL) carryforwards, a full valuation allowance has been maintained against all deferred tax assets.

Because any deferred tax assets arising from net operating loss carryforwards or other temporary differences have been fully offset by a valuation allowance, no net deferred tax assets are recognized in the Company’s consolidated balance sheets as of September 30, 2025, 2024, and 2023.

In addition, no deferred tax liabilities existed for any of the years presented.

Uncertain Tax Positions

The Company applies the guidance in ASC 740, which governs the recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the position.

Management evaluated all tax positions for the years ended September 30, 2025, 2024, and 2023 and concluded that:

•	No uncertain tax positions existed.
•	No interest or penalties were accrued.
•	No reserves for uncertain tax positions were required.

Redomiciliation (Subsequent Event)

The Company redomiciled from the British Virgin Islands (UMeWorld Limited) to the State of Delaware (UMeWorld Inc.) on October 2, 2025, which is subsequent to the balance sheet date of September 30, 2025. This transition affects the Company's status as a U.S. tax resident and its future U.S. federal and state income tax reporting obligations. The tax implications of the redomiciliation are further described in Note 12.